UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Definitive Proxy Statement

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BAUSCH HEALTH COMPANIES INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! BAUSCH HEALTH COMPANIES INC. 2022 Annual Meeting Vote by June 16, 2022 11:59 PM ET BAUSCH HEALTH COMPANIES INC. ATTN: CHRISTINA M. ACKERMANN 2150 SAINT ELZEAR BLVD. WEST LAVAL, QUEBEC H7L 4A8 CANADA D85314-P70089 You invested in BAUSCH HEALTH COMPANIES INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on June 21, 2022. Get informed before you vote View the Notice of Annual Meeting of Shareholders and Management Proxy Circular, Proxy Statement and Annual Report online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) only by requesting prior to June 7, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. You will need to provide your control number when requesting your copy. If sending an email, please include your control number (indicated below) in the subject line. The materials contain instructions on how to attend and/or vote at the virtual meeting. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 21, 2022 9:00 a.m. (Eastern Daylight Time) Virtually at: www.virtualshareholdermeeting.com/BHC2022 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote on these important matters.

Voting Items	Board Recommends
1. Election of Directors	
1a. Thomas J. Appio	For
1b. Richard U. De Schutter	For
1c. Brett Icahn	For
1d. Dr. Argeris (Jerry) N. Karabelas	For
1e. Sarah B. Kavanagh	For
1f. Steven D. Miller	For
1g. Dr. Richard C. Mulligan	For
1h. Joseph C. Papa	For
1i. Robert N. Power	For
1j. Russel C. Robertson	For
1k. Thomas W. Ross, Sr.	For
1l. Amy B. Wechsler, M.D.	For
2. The approval, in an advisory vote, of the compensation of our Named Executive Officers.	For
3. The approval of an amendment and restatement of the Company's Amended and Restated 2014 Omnibus Incentive Plan.	For
4. The appointment of PricewaterhouseCoopers LLP to serve as the Company's auditor until the close of the 2023 Annual Meeting of Shareholders and to authorize the Board to fix the auditor's remuneration.	For

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

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